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                                                                    EXHIBIT 3.10

                                     BYLAWS

                                       OF

                           ARMTEC COUNTERMEASURES CO.

Originally adopted on July 11, 2002.
Amendments are listed on p. i

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                                   AMENDMENTS

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
                                                                 Date of
Section                    Effect of Amendment                  Amendment
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
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                                    CONTENTS

SECTION 1.  DEFINITIONS.................................................................................        1

SECTION 2.  STOCKHOLDERS................................................................................        1
         2.1      Annual Meeting........................................................................        1
         2.2      Special Meetings......................................................................        1
         2.3      Date, Time and Place of Meeting.......................................................        2
                  2.3.1    Determination of Date, Time and Place of Meeting.............................        2
                  2.3.2    Meetings Held by Remote Communication........................................        2
         2.4      Notice of Meeting.....................................................................        2
                  2.4.1    Notice Requirements..........................................................        2
                  2.4.2    Notice.......................................................................        3
                  2.4.3    Notice of Adjourned Meeting..................................................        3
                  2.4.4    Notice of Special Meeting Called by Stockholders.............................        3
         2.5      Waiver of Notice......................................................................        4
                  2.5.1    Waiver in Writing............................................................        4
                  2.5.2    Waiver by Attendance.........................................................        4
         2.6      Fixing of Record Date for Determining Stockholders....................................        4
                  2.6.1    Record Date for Meetings.....................................................        4
                  2.6.2    Record Date for Consent to Corporate Action Without a Meeting................        4
                  2.6.3    Record Date for Dividends, Distributions and Other Rights....................        5
         2.7      Voting List...........................................................................        5
         2.8      Quorum................................................................................        6
         2.9      Manner of Acting......................................................................        6
                  2.9.1    Matters Other than the Election of Directors.................................        6
                  2.9.2    Election of Directors........................................................        6
         2.10     Proxies...............................................................................        6
                  2.10.1   Appointment of Proxies.......................................................        6
                  2.10.2   Delivery of Proxies to Corporation; Duration.................................        7
         2.11     Voting of Shares......................................................................        7
         2.12     Voting for Directors..................................................................        7
         2.13     Action by Stockholders Without a Meeting..............................................        8
                  2.13.1   Procedure for Consent Action of Stockholders.................................        8
                  2.13.2   Delivery of Consent to Corporation...........................................        8
                  2.13.3   Effectiveness of Consent to Take Corporate Action............................        9
                  2.13.4   Use of Reproduced Consents...................................................        9

SECTION 3.  BOARD OF DIRECTORS..........................................................................        9
         3.1      General Powers........................................................................        9
         3.2      Number and Tenure.....................................................................        9
         3.3      Regular Meetings......................................................................       10
         3.4      Special Meetings......................................................................       10
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
         3.5      Meetings by Communication Equipment...................................................       10
         3.6      Notice of Special Meetings............................................................       10
                  3.6.1    Oral Notice..................................................................       10
                  3.6.2    Notice by Mail...............................................................       10
                  3.6.3    Personal Notice..............................................................       10
                  3.6.4    Notice by Private Carrier....................................................       11
                  3.6.5    Facsimile Notice.............................................................       11
                  3.6.6    Notice by Electronic Transmission............................................       11
         3.7      Waiver of Notice......................................................................       11
                  3.7.1    Waiver in Writing or by Electronic Transmission..............................       11
                  3.7.2    Waiver by Attendance.........................................................       11
         3.8      Quorum................................................................................       11
                  3.8.1    Board of Directors...........................................................       11
                  3.8.1    Committees...................................................................       12
         3.9      Manner of Acting......................................................................       12
         3.10     Presumption of Assent.................................................................       12
         3.11     Action by Board or Committees Without a Meeting.......................................       12
         3.12     Resignation of Directors and Committee Members........................................       12
         3.13     Removal of Directors and Committee Members............................................       13
                  3.13.1   Removal of Directors.........................................................       13
                  3.13.2   Removal of Committee Members.................................................       13
         3.14     Vacancies.............................................................................       13
         3.15     Committees............................................................................       13
                  3.15.1   Creation of Committees.......................................................       13
                  3.15.2   Authority of Committees......................................................       13
                  3.15.3   Minutes of Meetings..........................................................       14
         3.16     Compensation of Directors and Committee Members.......................................       14

SECTION 4.  OFFICERS....................................................................................       14
         4.1      Number of Officers....................................................................       14
         4.2      Resignation of Officers...............................................................       14
         4.3      Removal of Officers...................................................................       15
         4.4      Vacancies.............................................................................       15
         4.5      Chairperson of the Board..............................................................       15
         4.6      President.............................................................................       15
         4.7      Vice President........................................................................       15
         4.8      Secretary.............................................................................       15
         4.9      Treasurer.............................................................................       16
         4.10     Salaries..............................................................................       16

SECTION 5.  CERTIFICATES FOR SHARES AND THEIR TRANSFER..................................................       16
         5.1      Issuance of Shares....................................................................       16
         5.2      Certificates for Shares...............................................................       16
         5.3      Uncertificated Shares.................................................................       17
         5.4      Stock Records.........................................................................       17
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
         5.5      Restriction on Transfer...............................................................       17
         5.6      Transfer of Shares....................................................................       18
         5.7      Lost or Destroyed Certificates........................................................       18

SECTION 6.  INDEMNIFICATION.............................................................................       18
         6.1      Right to Indemnification..............................................................       18
         6.2      Right of Indemnitee to Bring Suit.....................................................       19
         6.3      Nonexclusivity of Rights..............................................................       19
         6.4      Insurance, Contracts and Funding......................................................       20
         6.5      Indemnification of Employees and Agents of the Corporation............................       20
         6.6      Persons Serving Other Entities........................................................       20

SECTION 7.  GENERAL MATTERS.............................................................................       20
         7.1      Accounting Year.......................................................................       20
         7.2      Amendment or Repeal of Bylaws.........................................................       21
         7.3      Books and Records.....................................................................       21
         7.4      Contracts, Loans, Checks and Deposits.................................................       21
                  7.4.1    Contracts....................................................................       21
                  7.4.2    Loans to the Corporation.....................................................       21
                  7.4.3    Checks, Drafts, Etc..........................................................       21
                  7.4.4    Deposits.....................................................................       21
         7.5      Corporate Seal........................................................................       21

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                                     BYLAWS

                                       OF

                           ARMTEC COUNTERMEASURES CO.

                             SECTION 1. DEFINITIONS

         As used in these Bylaws, the following terms shall have the following meanings:

         a        "Board" shall mean the Board of Directors of the corporation.

         b        "Certificate of Incorporation" shall mean the corporation's
Certificate of Incorporation and all amendments as filed with the Delaware Secretary of State.

         c        "Delaware General Corporation Law" shall mean the General
Corporation Law of the State of Delaware, as now or hereafter amended.

         d        "Electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                             SECTION 2. STOCKHOLDERS

2.1      ANNUAL MEETING

         The annual meeting of the stockholders shall be held each year within 90 to 180 days after the fiscal year end of the corporation at a date, time and location determined by resolution of the Board for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held on such other date as may be convenient.

2.2      SPECIAL MEETINGS

         The Chairperson of the Board, the President or the Board may call special meetings of the stockholders for any purpose. Holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the stockholders for any purpose by giving written notice to the corporation as specified in subsection 2.4.4 of these Bylaws.

2.3      DATE, TIME AND PLACE OF MEETING

         2.3.1    DETERMINATION OF DATE, TIME AND PLACE OF MEETING

         Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

         2.3.2    MEETINGS HELD BY REMOTE COMMUNICATION

         If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that
(i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and
(iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

2.4      NOTICE OF MEETING

         2.4.1    NOTICE REQUIREMENTS

         Written notice stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairperson of the Board, the President, the Secretary or stockholders calling an annual or special meeting of stockholders as provided for in these Bylaws. Such notice shall be given to each stockholder entitled to vote at the meeting not less than 10 or more than 60 days before the date of the meeting, except that notice of a meeting to act on a plan of merger or consolidation, or on the sale, lease or exchange of all or substantially all of the corporation's property and assets, including its goodwill and corporate franchises, shall be given not less than 20 or more than 60 days before the date of the meeting. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated in such affidavit.

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         2.4.2    NOTICE

                  (a) NOTICE BY MAIL. If such notice is mailed, it shall be deemed given when deposited in the official government mail properly addressed to the stockholder at such stockholder's address as it appears on the stock records of the corporation with postage prepaid.

                  (b) NOTICE BY ELECTRONIC TRANSMISSION. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and such inability becomes known to the Secretary or an Assistant Secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this section shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

         2.4.3    NOTICE OF ADJOURNED MEETING

         If an annual or special meeting of stockholders is adjourned to a different date, time or place, notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment was taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         2.4.4    NOTICE OF SPECIAL MEETING CALLED BY STOCKHOLDERS

         Upon written request of stockholders in accordance with Section 2.2 of these Bylaws, the stockholders may request that the corporation call a special meeting of stockholders. Within 60 days of such a request, it shall be the duty of the Secretary to give notice of a special meeting of stockholders to be held on such date and at such place and hour as the Secretary may fix.

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2.5      WAIVER OF NOTICE

         2.5.1    WAIVER IN WRITING

         Whenever any notice is required to be given to any stockholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the date and time of the meeting, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission.

         2.5.2    WAIVER BY ATTENDANCE

         The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

2.6      FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS

         2.6.1    RECORD DATE FOR MEETINGS

         For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment of such meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 (or the maximum number permitted by applicable law) or less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         2.6.2    RECORD DATE FOR CONSENT TO CORPORATE ACTION WITHOUT A MEETING

                  (a) RECORD DATE FIXED BY THE BOARD. For the purpose of determining stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days (or the maximum number of days permitted by applicable law) after the date upon which the resolution fixing the record date is adopted by the Board.

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                  (b) RECORD DATE NOT FIXED BY THE BOARD. If no record date has been fixed by the Board and no prior action by the Board is required by Chapter 1 of the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         If no record date has been fixed by the Board and prior action by the Board is required by Chapter 1 of the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         2.6.3    RECORD DATE FOR DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS

         For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days (or the maximum number of days permitted by applicable law) prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.7      VOTING LIST

         The officer who has charge of the stock ledger of a corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting

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

during the whole time of the meeting, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.8      QUORUM

         A majority of the outstanding shares of the corporation entitled to vote, present in person or represented by proxy at the meeting, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to that vote on that matter. If less than a quorum of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice if the new date, time and place is announced at the meeting before adjournment. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.9      MANNER OF ACTING

         2.9.1    MATTERS OTHER THAN THE ELECTION OF DIRECTORS

         If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the Delaware General Corporation Law requires a greater number of affirmative votes.

         2.9.2    ELECTION OF DIRECTORS

         Directors shall be elected in the manner set forth in Section 2.12 of these Bylaws.

2.10     PROXIES

         2.10.1   APPOINTMENT OF PROXIES

         Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or

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                                      -6-
persons to act for such stockholder by proxy. Such authorization may be granted in writing or by electronic transmission as set forth below.

                  (a) AUTHORIZATION IN WRITING. A stockholder may execute a writing authorizing another person or persons to act for such stockholder by proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means, including facsimile signature.

                  (b) AUTHORIZATION BY ELECTRONIC TRANSMISSION. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.

         Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for such stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         2.10.2   DELIVERY OF PROXIES TO CORPORATION; DURATION

         A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the corporation of the consent to corporate action in writing. A proxy shall become invalid three years after the date of its execution unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the proxy holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment of the meeting.

2.11     VOTING OF SHARES

         Unless otherwise provided in the Certificate of Incorporation or in
Section 2.12, each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of stockholders shall be entitled to one vote upon each such issue.

2.12     VOTING FOR DIRECTORS

         Each stockholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote, or if the

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                                      -7-

Certificate of Incorporation provides for cumulative voting, each stockholder may cumulate such stockholder's votes by distributing among one or more candidates as many votes as are equal to the number of such Directors multiplied by the number of such stockholder's shares. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors.

2.13     ACTION BY STOCKHOLDERS WITHOUT A MEETING

         2.13.1   PROCEDURE FOR CONSENT ACTION OF STOCKHOLDERS

                  (a) GENERAL REQUIREMENTS FOR CONSENTS. Any action that could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (a) signed by all stockholders entitled to vote with respect to the subject matter thereof (as determined in accordance with subsection 2.6.2 of these Bylaws), and (b) delivered to the corporation.

                  (b) REQUIREMENTS FOR ELECTRONIC TRANSMISSION. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.

         2.13.2   DELIVERY OF CONSENT TO CORPORATION

                  (a) GENERAL REQUIREMENTS FOR DELIVERY. An executed consent may be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested.

                  (b) DELIVERY REQUIREMENTS FOR ELECTRONIC TRANSMISSION. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's

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

registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board.

         2.13.3   EFFECTIVENESS OF CONSENT TO TAKE CORPORATE ACTION

         Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to in such consent unless written consents signed by the requisite number of stockholders entitled to vote with respect to the subject matter thereof are delivered to the corporation, in the manner required by this Section, within 60 days (or the maximum number of days permitted by applicable law) of the earliest dated consent delivered to the corporation in the manner required by this Section. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

         2.13.4   USE OF REPRODUCED CONSENTS

         Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                          SECTION 3. BOARD OF DIRECTORS

3.1      GENERAL POWERS

         The business and affairs of the corporation shall be managed by or under the direction of the Board.

3.2      NUMBER AND TENURE

         The Board shall be composed of not less than one or more than five Directors, the specific number to be set by resolution of the Board or the stockholders. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Unless a Director resigns or is removed, his or her term of office shall expire at the next annual meeting of stockholders; provided, however, that a Director shall continue to serve until his or her successor is elected or until there is a decrease in the authorized number of Directors. Directors need not be stockholders of the corporation or residents of the State of Delaware and need not meet any other qualifications.

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

3.3      REGULAR MEETINGS

         By resolution, the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4      SPECIAL MEETINGS

         Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairperson of the Board, the President, the Secretary or, in the case of special Board meetings, any one Director and, in the case of any special meeting of any committee appointed by the Board, by its Chairperson. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5      MEETINGS BY COMMUNICATION EQUIPMENT

         Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

3.6      NOTICE OF SPECIAL MEETINGS

         Notice of a special Board or committee meeting stating the place, date and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

         3.6.1    ORAL NOTICE

         If notice is given orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

         3.6.2    NOTICE BY MAIL

         If notice is given by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

         3.6.3    PERSONAL NOTICE

         If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

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

         3.6.4    NOTICE BY PRIVATE CARRIER

         If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

         3.6.5    FACSIMILE NOTICE

         If notice is given by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

         3.6.6    NOTICE BY ELECTRONIC TRANSMISSION

         If notice is given by electronic mail or another form of electronic transmission, the notice shall be dispatched at least two days before the meeting to a Director at his or her electronic mail address provided by the Director.

3.7      WAIVER OF NOTICE

         3.7.1    WAIVER IN WRITING OR BY ELECTRONIC TRANSMISSION

         Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the date and time of the meeting, shall be deemed equivalent to notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee appointed by the Board need be specified in any written waiver of notice or any waiver by electronic transmission.

         3.7.2    WAIVER BY ATTENDANCE

         The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.8      QUORUM

         3.8.1    BOARD OF DIRECTORS

         A majority of the total number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting. If less than a quorum are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

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

         3.8.1    COMMITTEES

         A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a quorum are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice.

3.9      MANNER OF ACTING

         The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

3.10     PRESUMPTION OF ASSENT

         A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11     ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

         Any action required or permitted to be taken at any meeting of the Board or of any committee designated by the Board may be taken without a meeting if all the members of the Board or committee consent thereto in writing or by electronic transmission and such writings or electronic transmissions are filed with the minutes of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent.

3.12     RESIGNATION OF DIRECTORS AND COMMITTEE MEMBERS

         Any Director may resign from the Board or any committee of the Board at any time by giving notice in writing or by electronic transmission to the Chairperson of the Board or the President. Any such resignation is effective upon delivery unless the notice of resignation specifies a later effective date and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

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

3.13     REMOVAL OF DIRECTORS AND COMMITTEE MEMBERS

         3.13.1   REMOVAL OF DIRECTORS

                  (a) GENERAL REQUIREMENTS. At a meeting of stockholders called expressly for that purpose, one or more members of the Board (including the entire Board) may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of Directors.

                  (b) CUMULATIVE VOTING. If the Certificate of Incorporation provides for cumulative voting in the election of Directors and if less than the entire Board is to be removed, no Director may be removed without cause if the votes cast against his or her removal would be sufficient to elect such Director if then cumulatively voted at an election of the entire Board.

         3.13.2   REMOVAL OF COMMITTEE MEMBERS

         The Board may remove from office any member of any committee elected or appointed by the Board.

3.14     VACANCIES

         Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board.

3.15     COMMITTEES

         3.15.1   CREATION OF COMMITTEES

         The Board may designate standing or temporary committees, each committee to consist of one or more Directors of the corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         3.15.2   AUTHORITY OF COMMITTEES

         Any such committee, to the extent provided in the resolution of the Board establishing such committee or as otherwise provided in these Bylaws, shall have and may exercise all the

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

powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that require it, but no such committee shall have the power or authority in reference to (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (b) amending these Bylaws.

         3.15.3   MINUTES OF MEETINGS

         All committees so designated shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.16     COMPENSATION OF DIRECTORS AND COMMITTEE MEMBERS

         By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, a fixed sum for attendance at each Board or committee meeting or a stated salary as Director or a committee member, and such other compensation as the Board may determine. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

                               SECTION 4. OFFICERS

4.1      NUMBER OF OFFICERS

         The officers of the corporation shall be those officers elected from time to time by the Board or appointed by any other officer empowered to do so. The Board shall have sole power and authority to elect executive officers and shall have the authority to elect any other officers and to prescribe the respective terms of office, authority and duties of any such executive officers or other officers. As used in these Bylaws, the term "executive officer" shall mean the President, any Vice President in charge of a principal business unit, division or function or any other officer who performs a policy-making function. The Board may delegate to any executive officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is elected.

4.2      RESIGNATION OF OFFICERS

         Any officer may resign at any time by delivering written notice to the Chairperson of the Board, the President, a Vice President, the Secretary or the Board. Any such resignation shall take effect at the time specified or, if the time is not specified, upon delivery and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

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

4.3      REMOVAL OF OFFICERS

         Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.

4.4      VACANCIES

         A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board or by any officer granted authority by these Bylaws to appoint a person to such office.

4.5      CHAIRPERSON OF THE BOARD

         If elected, the Chairperson of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board as Chairperson of such meetings.

4.6      PRESIDENT

         The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairperson of the Board and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been elected or appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7      VICE PRESIDENT

         In the event of the death of the President or his or her inability to act, the Vice President, if elected, or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office, shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8      SECRETARY

         If elected, the Secretary shall be responsible for preparation of minutes of meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and

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

authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9      TREASURER

         If elected, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, sign certificates for shares of the corporation, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10     SALARIES

         The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

              SECTION 5. CERTIFICATES FOR SHARES AND THEIR TRANSFER

5.1      ISSUANCE OF SHARES

         No shares of the corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

5.2      CERTIFICATES FOR SHARES

         Certificates representing shares of the corporation shall be signed by the Chairperson of the Board or a Vice Chairperson of the Board, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of

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

issue. All certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified.

5.3      UNCERTIFICATED SHARES

         The Board may provide by resolution or resolutions that some or all of any or all classes or series of the corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, upon request, every holder of uncertificated shares shall be entitled to have a certificate. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the stockholder a complete written statement of the information required on certificates by applicable Delaware law.

5.4      STOCK RECORDS

         The stock transfer books shall be kept at the principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue of such certificate, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner for all purposes.

5.5      RESTRICTION ON TRANSFER

         Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, that reads substantially as follows or that substantially effects the same purpose:

         The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving said securities, (b) this corporation receives an opinion of legal counsel for the holder of these securities satisfactory to this corporation stating that such transaction is exempt from registration, or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration.

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                                      -17-

5.6      TRANSFER OF SHARES

         The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record or by such holder's legal representative, who shall furnish proper evidence of authority to transfer, or by such holder's attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

5.7      LOST OR DESTROYED CERTIFICATES

         In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

                           SECTION 6. INDEMNIFICATION

6.1      RIGHT TO INDEMNIFICATION

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the corporation or that, being or having been such a Director or officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in subsection 6.2 of these Bylaws with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this subsection shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in

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

advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this subsection or otherwise.

6.2      RIGHT OF INDEMNITEE TO BRING SUIT

         If a claim under subsection 6.1 of these Bylaws is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

6.3      NONEXCLUSIVITY OF RIGHTS

         The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, agreement, vote of stockholders or disinterested Directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise. Notwithstanding any amendment to or repeal of this Section, or of any amendment or repeal of any of the procedures that may be established by the Board pursuant to this Section, any indemnitee shall be entitled to indemnification in accordance with the provisions of these Bylaws and such procedures with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

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

6.4      INSURANCE, CONTRACTS AND FUNDING

         The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. The corporation, without further stockholder approval, may enter into contracts with any Director, officer, employee or agent in furtherance of the provisions of this Section and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

6.5      INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

         The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Section with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board.

6.6      PERSONS SERVING OTHER ENTITIES

         Any person who is or was a Director, officer or employee of the corporation who is or was serving (a) as a Director or officer of another corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation or (b) in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the corporation or a wholly owned subsidiary of the corporation is a general partner or has a majority ownership shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under subsection 6.1 of these Bylaws.

                           SECTION 7. GENERAL MATTERS

7.1      ACCOUNTING YEAR

         The accounting year of the corporation shall be the twelve months ending on the last Friday of October in each year, provided that if a different accounting year is at any time selected for purposes of federal income taxes or any other purpose, the accounting year shall be the year so selected.

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

7.2      AMENDMENT OR REPEAL OF BYLAWS

         These Bylaws may be amended or repealed and new Bylaws may be adopted by the Board. The stockholders may also amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended or repealed by the stockholders.

7.3      BOOKS AND RECORDS

         The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

7.4      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         7.4.1    CONTRACTS

         The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

         7.4.2    LOANS TO THE CORPORATION

         No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

         7.4.3    CHECKS, DRAFTS, ETC.

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

         7.4.4    DEPOSITS

         All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

7.5      CORPORATE SEAL

         The seal of the corporation, if any, shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

         The foregoing Bylaws were adopted by the Board of Directors on July 11, 2002.

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